June 10, 2016

BPV HIGH QUALITY SHORT DURATION INCOME FUND
Supplement to the Prospectus dated November 30, 2015, as supplemented on May 18, 2016, and Statement of Additional Information dated November 30, 2015

Termination of Public Offering and Discontinuation of Operations

Effective immediately, BPV High Quality Short Duration Income Fund (the “Fund”), a series of the BPV Family of Funds (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective on or after July 11, 2016 (the “Closing Date”).  Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, in consultation with the Fund’s investment adviser, BPV Capital Management, LLC (the “Adviser”), determined to discontinue the Fund’s operations based on, among other factors, the Board’s determination that the Fund’s current asset size, recent purchase and redemption history and projected expenses and expense structure indicate that it is unlikely that the Fund will grow for the foreseeable future.  Through the date of the Fund’s liquidation, currently scheduled to take place on the Closing Date, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

The Board of Trustees directed that: (i) all of the Fund’s portfolio securities be liquidated to cash in an orderly manner on or before the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.  In addition, the Board of Trustees decided to eliminate the Fund’s contingent deferred sales charges for all shareholder redemptions on or after June 10, 2016.  As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated.  Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process. The distribution of proceeds from the closing of shareholder accounts remaining on the Closing Date will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult with their own tax advisors to understand the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize, prior to the Closing Date, a direct transfer of their retirement account assets to another tax-deferred retirement account.  In addition, shareholders generally have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call (855)-784-2399.

Investors Should Retain this Supplement for Future Reference